CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Derek Resources Corporation (the "Company") on Form 20-F for the fiscal year ended April 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Barry C.J. Ehrl, President, CEO and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 15, 2004

DEREK OIL & GAS CORPORATION

/s/ Barry C.J. Ehrl

_______________________
Barry C.J. Ehrl

President, CEO and Director